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EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Shiloh Industries, Inc., a Delaware corporation, hereby constitutes and appoints Theodore K. Zampetis, Stephen E. Graham, David J. Hessler and Thomas C. Daniels, and each of them, as his true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned an Annual Report on Form 10-K for the fiscal year ended October 31, 2003 pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 11th day of December 2003.

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Signature                     Title
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/s/ Theodore K. Zampetis      President and Chief Executive Officer (Principal
                              Executive Officer) and Director

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Theodore K. Zampetis

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/s/ Stephen E. Graham         Chief Financial Officer (Principal Accounting
                              Officer and Principal Financial Officer)
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Stephen E. Graham

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/s/ Curtis E. Moll            Chairman of the Board and Director
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Curtis E. Moll

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/s/ Maynard H. Murch, IV      Director
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Maynard H. Murch, IV
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/s/ Ronald C. Houser          Director
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Ronald C. Houser

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/s/ David J. Hessler          Director
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David J. Hessler

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/s/ James A. Karman           Director
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James A. Karman

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/s/ John J. Tanis             Director
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John J. Tanis

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/s/ Dieter Kaesgen            Director
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Dieter Kaesgen

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